UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2023

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39683	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Shoreline Drive, Suite 500, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2023 annual meeting of stockholders on May 25, 2023. The meeting was held virtually at https://agm.issuerdirect.com/rzlt. As of the record date, April 6, 2023, there were a total of 36,827,567 shares of common stock outstanding and entitled to vote at the special meeting. At the annual meeting, 28,057,261 shares of common stock were represented in person (virtually) or by proxy; therefore, a quorum was present. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

To elect the six nominees to the Company's Board of Directors to serve until the 2024 Annual Meeting of Stockholders, until his or her successor is elected and shall have qualified or until his or her death, resignation, removal or disqualification:

Nominee Name	Votes For	Votes Withheld	Broker Non Votes
Nevan Charles Elam	27,996,335	2,865	58,061
Gil Labrucherie	25,418,218	2,580,982	58,061
Philippe Fauchet	24,057,776	3,941,424	58,061
Nerissa Kreher	27,997,461	1,739	58,061
Wladimir Hogenhuis	25,772,121	2,227,079	58,061
Young-Jin Kim	27,743,689	255,511	58,061

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

To ratify Plante & Moran, PLLC as the Company’s independent registered public accounting firm for fiscal year ending June 30, 2023:

Votes For	Votes Against	Abstentions	Broker Non Votes
28,057,059	202	0	0

Proposal No. 3 - Say-on-Pay Proposal

To approve by a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation section of the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non Votes
27,799,551	199,289	360	58,061

Proposal No. 4 - Say-on-Frequency Proposal

To approve, by a non-binding advisory vote, the preferred frequency of one year for future advisory votes on the compensation of the Company's named executive officers:

3 Years	2 Years	1 Year	Abstain	Broker Non Votes
1,378,333	495,535	25,947,811	177,521	58,061

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: May 26, 2023	By:	/s/ Nevan Charles Elam
Nevan Charles Elam Chief Executive Officer